GOING CONCERN	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN	GOING CONCERN
The consolidated financial statements for the years ended December 31, 2020 and 2019 were prepared on the basis of a going concern which contemplates that the Company will be able to realize assets and discharge liabilities in the normal course of business. Accordingly, they do not give effect to adjustments that would be necessary should the Company be required to liquidate its assets. The Company has the ability to meet its total liabilities of $8.3 million at December 31, 2020.
Relevant accounting standards require that management make a determination as to whether or not substantial doubt exists as to our ability to continue as a going concern. If substantial doubt does exist management should determine if there are plans in place which alleviate that doubt. Management has determined that there is not substantial doubt as to the Company’s ability to continue as a going concern. The Company has received $83.9 million cash (before expenses related to the offering and merger) from private placement financing related to the reverse merger discussed in Note 18, and which funding converted into common equity immediately subsequent to the Merger. The net cash from the offering and Merger will provide liquidity for the Company to support operations and growth for longer than the next 12 months.